Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect U.S. Quantitative Value ETF (QVAL)
Alpha Architect International Quantitative Value ETF (IVAL)
Alpha Architect U.S. Quantitative Momentum ETF (QMOM)
Alpha Architect International Quantitative Momentum ETF (IMOM)
Alpha Architect Value Momentum Trend ETF (VMOT)
Alpha Architect High Inflation and Deflation ETF (HIDE)
Alpha Architect Tail Risk ETF (CAOS)
(each, a “Fund” and together, the “Funds”)
each a series of EA Series Trust (the “Trust”)
June 21, 2024
Supplement to each Fund’s Summary Prospectus
each dated January 31, 2024
Investment Sub-Adviser: Alpha Architect, LLC
The Board of Trustees of the Trust approved Alpha Architect, LLC (“Alpha Architect”) to serve as a sub-adviser to the Funds.
The “Investment Adviser” section of each Fund’s summary prospectus is revised to reflect the addition of Alpha Architect as a sub-adviser.
Portfolio Managers
Messrs. Wesley R. Gray and John Vogel continue to serve as portfolio managers for the Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF, Alpha Architect International Quantitative Momentum ETF, Alpha Architect Value Momentum Trend ETF, and Alpha Architect High Inflation and Deflation ETF.
Messrs. Lawrence Lempert and Joseph DeSipio continue to serve as portfolio managers for the Alpha Architect Tail Risk ETF.
All references to Wm. Joshua Russell and Richard Shaner and related information should be disregarded.

If you have any questions, please call (215) 882-9983.
Please retain this Supplement with your Summary Prospectus for future reference.